UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2017 (October 25, 2017)

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 25, 2017, Flux Power Holdings, Inc. (the “Company”) issued a press release reporting, among other things, limited financial and operational information relating to the quarter ended September 30, 2017 and the period from July 1, 2017 through October 24, 2017, and provided certain forward-looking performance estimates. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the performance estimates included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption "Forward-Looking Statements."

The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On October 25, 2017, the Company hosted a conference call to discuss the press release attached hereto as Exhibit 99.1. An audio file of the call will be posted in the Investor section of Flux’s website when available. A copy of the material prepared for use by management during this conference call is attached hereto as Exhibit 99.2

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated October 25, 2017.
99.2	Conference Call Presentation Materials.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: October 25, 2017	/s/ Ron Dutt
Ron Dutt, Chief Executive Officer and Chief Financial Officer